Accounting Changes	12 Months Ended
Dec. 31, 2020
Accounting Changes and Error Corrections [Abstract]
Accounting Changes

NOTE 2	Accounting Changes
Financial Instruments—Credit Losses
Effective January 1, 2020, the Company adopted accounting guidance, issued by the Financial Accounting Standards Board (“FASB”) in June 2016, related to the impairment of financial instruments
. This guidance changes impairment recognition to a model that is based on expected losses rather than incurred losses, which is intended to result in more timely recognition of credit losses. This guidance is also intended to reduce the complexity of accounting guidance by decreasing the number of credit impairment models that entities use to account for debt instruments. In addition, the guidance requires additional credit quality disclosures for loans. Upon adoption, the Company increased its allowance for credit losses by approximately $1.5 billion and reduced retained earnings net of deferred tax balances by approximately $1.1 billion through a cumulative-effect adjustment. The increase in the allowance at adoption was primarily related to the commercial, credit card, installment and other retail loan portfolios where the allowance for loan losses had not previously considered the full term of the loans. The Company has elected to defer the impact of the effect of the guidance at adoption plus 25 percent of its quarterly credit reserve increases over the next two years on its regulatory capital requirements, followed by a transition period to phase in the cumulative deferred impact at 25 percent per year from 2022 to 2025, as provided by rules issued by its regulators.
The adoption of this guidance did not have a material impact on the Company’s available-for-sale
securities as most of this portfolio consists of U.S. Treasury and residential agency mortgage-backed securities that inherently have an immaterial risk of loss.
Reference Interest Rate Transition
In March 2020, the FASB issued accounting guidance, providing temporary optional expedients and exceptions to the guidance in United States generally accepted accounting principles on contract modifications and hedge accounting, to ease the financial reporting burdens related to the expected market transition from the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates to alternative reference rates. Under the guidance, a company can elect not to apply certain modification accounting requirements to contracts affected by reference rate transition, if certain criteria are met. A company that makes this election would not be required to remeasure the contracts at the modification date or reassess a previous accounting determination. This guidance also permits a company to elect various optional expedients that would allow it to continue applying hedge accounting for hedging relationships affected by reference rate transition, if certain criteria are met. The guidance is effective upon issuance and generally can be applied through December 31, 2022. The Company is currently assessing the impact of this guidance on its financial statements.